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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 17, 1998 (June 2, 1998)






                         Commission file number 1-11803

                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                                             04-3164298
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                      75252-5613
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (972) 733-6200








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Item 5.  Other Events.

     On June 2, 1998, American Pad & Paper Company (the "Company") issued a press release announcing the appointment of James W. (Jay) Swent, III as Executive Vice President and Chief Financial Officer effective June 1, 1998. Gregory M. Benson, who has served as interim Chief financial Officer since last December, will continue to serve as a member of the Board of Directors. This press release is incorporated herein as Exhibit 99.3.

     Additionally, on June 10, 1998 the Company announced the appointment of David N. Pilotte to the position of Vice President and Controller, Michael Duboise to the position of Vice President, Sales of the Ampad Division, and Kerri Sibley to the position of Vice President, Marketing of the Ampad Division. Richard Huntoon was also appointed to the position of Vice President, Marketing and Sales for the Williamhouse Division. This press release is incorporated herein as Exhibit 99.4.


Item 7.  Exhibits.

99.3     Press release by the Company dated June 2, 1998.

99.4     Press release by the Company dated June 10, 1998.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Pad & Paper Company


/s/ James W. Swent, III                                       June 17, 1998
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James W. Swent, III                                           Date
Chief Financial Officer


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                             EXHIBIT INDEX

EXHIBIT            DESCRIPTION
-------            -----------

  99.3             Press Release dated June 2, 1998
  99.4             Press Release dated June 10, 1998